EXHIBIT 99.1

                                                February 11, 2000




Cotelligent, Inc.
Cotelligent USA, Inc.
R. Reed Business Systems Consulting, Inc.
101 California Street, Suite 2050
San Francisco, California 94111

Attention:  Mr. Daniel E. Jackson
                Executive Vice President, Chief Financial Officer, and Treasurer


Dear Mr. Jackson:

     Reference is made to an Amended and Restated Senior Secured Credit Agreement among Cotelligent, Inc., the Co-Borrowers listed therein, the Lenders listed therein, BankBoston, N.A., as Administrative Agent and arranged by BancBoston Robertson Stephens, Inc. with Bank of America, N.A. as Documentation Agent , Fleet National Bank as Syndication Agent, and US Bank as Co-Agent dated March 12, 1999 (as amended and in effect, the "Credit Agreement"). All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Credit Agreement.

     Events of Default have arisen under the Credit Agreement by virtue of the breach of the following provisions of the Credit Agreement:


(a) Section 5.15 (Junior Capital Transaction and Revised Earnout Payment Schedule). On or before January 7, 2000, the Borrowers (i) failed to have obtained a binding commitment letter for a Junior Capital Transaction, and (ii) failed to enter into a written agreement with each Selling ISR Stockholder whereby each such Selling ISR Stockholder agreed to the Revised Earnout Payment Schedule.

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Cotelligent Inc., et al
February 11, 2000
Page 7


(b) Section 6.5 (Financial Covenants). As of the period ending December 31, 1999, the Borrowers (i) failed to comply with the provisions of Section 6.5.4 of the Credit Agreement (Maximum Net Losses, Minimum EBIT and Minimum Net Income), and (ii) failed to comply with the provisions of Section 6.5.5 of the Credit Agreement (Minimum Quarterly EBITDA).

     The Borrowers have requested that the Lender Parties waive the foregoing Events of Default. The Lender Parties are prepared to temporarily waive such Events of Default, subject to, and on, the following conditions:

1. The Lender Parties hereby waive any Events of Default under Section 5.15 of the Credit Agreement described above through March 31, 2000 only.

2. The Lender Parties hereby waive any Events of Default under Section 6.5 of the Credit Agreement described above through March 31, 2000 only, provided that such waiver is only with respect to the period ending December 31, 1999 and not for any other period.

3. The waiver of the provisions of the Credit Agreement provided herein relates only to the specific occurrences described in this letter, is a one-time waiver and shall not be deemed to constitute a continuing waiver of the provisions of the Credit Agreement or a waiver of the provisions of the Credit Agreement with respect to any other occurrences or for any other period. Further, the waivers provided herein shall expire on March 31, 2000 unless the Required Lenders otherwise agree in writing; upon expiration of the waivers provided herein, the Events of Default so temporarily waived shall be reinstated and the Lender Parties may exercise all of their rights and remedies as a result of the existence of such Events of Default.

4. The waiver of the provisions of the Credit Agreement provided herein are contingent upon the Borrowers' agreement to the following amendments to the Credit Agreement and other Loan Documents:

     a. The provisions of the Credit Agreement are hereby amended to provide that the Borrowers shall not be entitled to request or receive, and the Lenders shall not be obligated to make, any Revolving Acquisition Loans at any time after the date hereof. In that regard and without limiting the generality of the foregoing, the provisions of Section
          2.1.2.1 shall be deemed deleted in their entirety, the Revolving Acquisition Stated Termination Date shall be deemed to be January 31, 2000 and the Revolving Acquisition Commitments shall be deemed terminated as of January 31, 2000.

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Cotellgent Inc., et al
February 11, 2000
Page 8

     b. Notwithstanding anything to the contrary contained in the Credit Agreement and the other Loan Documents, the Borrowers shall (i) upon the execution hereof, deliver all cash presently held by the Borrowers to the Agent, and (ii) hereafter deliver all proceeds of and from the Collateral to the Agent daily. (The Agent acknowledges that certain proceeds are directed to a lockbox at US Bank and that the funds deposited therein will be forwarded from US Bank to the Agent). All amounts so delivered to the Agent shall be applied to the Obligations in accordance with the provisions of Section 2.9.3.3 of the Credit Agreement. In that regard, if requested by the Agent, the Borrowers shall establish a lock box or blocked account into which all such proceeds will be directed. Any amounts so delivered to the Agent may be reborrowed by the Borrowers, subject to the terms and limitations set forth in the Credit Agreement.

     c. From and after the date hereof, the Borrowers shall not be entitled to elect LIBOR Rate Loans. All existing LIBOR Rate Loans shall convert to Base Rate Loans at the end of the Interest Period therefor.

5. In addition to the foregoing amendments, the waivers set forth herein are also subject to the following:

     a. The Borrowers hereby confirm that (i) any payment to the Selling ISR Stockholders may not be made directly or indirectly from the proceeds of Working Capital Revolving Loans, and (ii) the Borrowers shall not utilize the cash now or hereafter in their possession (which cash constitutes proceeds of the Lenders' Collateral) to make any payments to the Selling ISR Stockholders; rather any payments to the Selling ISR Stockholders may be made only from the proceeds of a Junior Capital Transaction or other third party sources.

     b. The proceeds of any Junior Capital Transaction shall be utilized to pay the Selling ISR Stockholders the amounts due them in full and may be used to make payments with respect to the MDT Earnout. The proceeds of any Junior Capital Transaction not utilized to pay the Selling ISR Stockholders or to make payments with respect to the MDT Earnout shall be used solely for working capital purposes and not to fund any Permitted Acquisitions or any other acquisitions.

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Cotelligent Inc., et al
February 11, 2000
Page 9

     c. On or before March 5, 2000, the Borrowers shall, subject to the provisions of Paragraph 5(a) above, pay in full all amounts due to the Selling ISR Stockholders under the Information System Resources Agreement.

     d. In consideration of the Lender Parties' waiver of the Events of Default and amendment of the Credit Agreement, as provided herein, upon the execution hereof, the Borrowers shall pay to the Agent for the ratable benefit of the Lenders, an amendment fee in the sum of $50,000.00. In addition, upon the execution hereof, the Borrowers shall pay all reasonable costs and expenses, including reasonable attorneys' fees, heretofore incurred by the Lender Parties in connection with the Borrowers' loan arrangements with the Lender Parties.

     e. The Borrowers shall meet with the Lender Parties in order to attempt to negotiate a mutually acceptable forbearance agreement, which shall be documented and executed by March 31, 2000. The Borrowers acknowledge that the Lender Parties' willingness to meet and negotiate such an agreement shall not be deemed to constitute a modification or waiver of the Lender Parties' rights during such negotiation period or the Lender Parties' agreement to forbear during such negotiation period.

     f. In addition to any other financial reports required to be delivered to the Lender Parties, the Borrowers shall furnish the Lender Parties with semi-monthly reporting of revenues, head counts, utilization rates, and a trend of "bench players", provided that the Lenders acknowledge that the reports furnished by the Borrowers on a semi-monthly basis may be subject to adjustment but in all events shall be the good faith estimate of the Borrowers as to the information contained therein.

     g. The Borrowers acknowledge that the Lender Parties may, at their option, engage a consultant to review and verify the Borrowers' business plan and such other matters as the Lender Parties may require. The Borrowers shall cooperate with such consultant and shall promptly reimburse the Lender Parties for the reasonable costs and expenses of such consultant.

     With the exception of the limited waivers and amendments to the Credit Agreement granted herein, all terms and conditions of the Credit Agreement and all other Loan Documents remain in full force and effect.

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Cotelligent Inc., et al
February 11, 2000
Page 10


Please indicate your agreement with the terms of this letter by indicating your assent below.

                                         Very truly yours,

                                         BANKBOSTON, N.A., As Agent, LC Issuer
                                         and Lender

                                         By:  /S/ C. Christopher Smith
                                              ------------------------

                                         Name:  /S/ C. Christopher Smith
                                                ------------------------

                                         Title:  Vice President
                                                 --------------

                                         FLEET NATIONAL BANK, As Lender

                                         By:  /S/ C. Christopher Smith
                                              ------------------------

                                         Name:  /S/ C. Christopher Smith
                                                ------------------------

                                         Title:  Banking Officer
                                                 ---------------

                                         US BANK, As Co-Agent and Lender

                                         By:  /S/ Matthew Hill
                                              ----------------

                                         Name:  Matthew Hill
                                                ------------

                                         Title:  Vice President
                                                 --------------

                                         BANK OF AMERICA, N.A., As Documentation
                                         Agent and Lender

                                         By:  /S/ Nydia Miranda-Sena
                                              ----------------------

                                         Name:  Nydia Miranda-Sena
                                                ------------------

                                         Title: Vice President
                                                --------------

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Cotelligent Inc., et al
February 11, 2000
Page 11


                                         Title:  Vice President
                                         BANQUE NATIONAL DE PARIS, As  Lender

                                         By:________________________

                                         Name:______________________

                                         Title:_______________________

AGREED:

"BORROWERS"

COTELLIGENT, INC.

By:  /S/ James R. Lavelle
     --------------------

Name:  James R. Lavelle
       ----------------

Title:  Chairman, Chief Executive Officer & President
        ---------------------------------------------

COTELLIGENT USA, INC.

By:  /S/ Lorraine E. Vega
     --------------------

Name:  Lorraine E. Vega
       ----------------

Title:  Vice President, General Counsel & Secretary
        -------------------------------------------

R. REED BUSINESS SYSTEMS CONSULTING, INC.

By:  /S/ Lorraine E. Vega
     --------------------

Name:  Lorraine E. Vega
       ----------------

Title:  Secretary
        ---------